SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Under Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2003 (October 28, 2003)

ResMed Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26038	98-0152841
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14040 Danielson Street

Poway, California 92064-6857

(Address of Principal Executive Offices)

(858) 746-2400

(Registrant’s telephone number, including area code)

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits

Exhibits:	Description of Document
99.1	Transcript of Conference Call held on October 28, 2003.

Item 12.	Disclosure of Results of Operations and Financial Condition.

On October 28, 2003, we hosted a conference call to discuss the results of our operations for the quarter ended September 30, 2003. A transcript of the conference call is attached as Exhibit 99.1, and incorporated into this report by reference.

We are furnishing the information in this report, not “filing” it for purposes of Section 18 of the Securities Exchange Act of 1934. And we are not incorporating it by reference into any filings we’ve made before, or may make later, even though those filings may contain general incorporation language.

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SIGNATURES

We have authorized the person whose signature appears below to sign this report on our behalf, in accordance with the Securities Exchange Act of 1934.

Date: November 4, 2003	RESMED INC. (registrant)

	By:	/s/ Adrian M. Smith

	Name:	Adrian M. Smith
	Its:	Vice President Finance and Chief Financial Officer

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EXHIBIT INDEX

Exhibits:	Description of Document
99.1	Transcript of Conference Call held on October 28, 2003.

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